Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Information [Abstract]
SUPPLEMENTAL CASH FLOW INFORMATION

15.	SUPPLEMENTAL CASH FLOW INFORMATION
In order to determine net cash provided by operating activities, net income is adjusted by, among other things, changes in current assets and current liabilities as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Decrease (increase) in current assets:
Receivables from related party	$(9,589)	$2,945	$(6,318)
Prepaid expenses and other	95	(451)	(9)
Increase (decrease) in current liabilities:
Accounts payable	(631)	(4,778)	2,403
Accrued liabilities	636	896	158
Taxes other than income taxes	511	31	734
Deferred revenue from related party	5	39	85
Changes in current assets and current liabilities	$(8,973)	$(1,318)	$(2,947)

The above changes in current assets and current liabilities differ from changes between amounts reflected in the applicable balance sheets for the respective periods for the following reasons:

•	amounts accrued for capital expenditures are reflected in investing activities when such amounts are paid, and

•	amounts accrued for offering costs and debt issuance costs are reflected in financing activities when paid.
We attributed $80.1 million of the total $154.0 million cash consideration paid for the acquisition of the Texas Crude Systems Business to the historical carrying value of this acquisition (an investing cash outflow). The remaining $73.9 million of cash consideration paid represents the excess purchase price paid over carrying value of this acquisition (a financing cash outflow).
We attributed $296.1 million of the total $571.2 million cash consideration paid for the acquisition of the Houston and St. Charles Terminal Services Business to the historical carrying value of this acquisition (an investing cash outflow). The remaining $275.1 million of cash consideration represents the excess purchase price paid over the carrying value of this acquisition (a financing cash outflow).
We attributed $94.0 million of the total $395.0 million cash consideration paid for the acquisition of the Corpus Christi Terminal Services Business to the historical carrying value of this acquisition (an investing cash outflow). The remaining $301.0 million of cash consideration represents the excess purchase price paid over the carrying value of this acquisition (a financing cash outflow).
Noncash activities for the years ended December 31, 2015, 2014, and 2013 were as follows (in thousands):

	Year Ended December 31, (a)
	2015	2014	2013
Receivables from related party:
Debt issuance costs owed to related party	$—	$—	$1,071
Offering costs owed to related party	—	—	3,223
Amounts due from related party	—	—	(5,126)
Transfer (from) to Valero for:
Indemnification of environmental costs	—	—	(85)
Deferred income taxes	(282)	(154)	—
Property and equipment, net	—	—	764
Change in accrued capital expenditures	7,232	(5,645)	81
Capital expenditures included in accounts payable	(5,496)	(786)	(761)
Reduction to property and equipment, net due to capital lease obligation modification	—	—	913
Noncash capital contributions from Valero Energy Corporation	27,748	—	—
Units issued to Valero Energy Corporation in connection with acquisitions	170,000	—	—

(a) Financial information has been retrospectively adjusted for the acquisition of the Meraux and Three Rivers Terminal Services Business.

Noncash financing activities for the year ended December 31, 2015 included capital contributions of $27.7 million for projects that were funded by Valero related primarily to the Houston, St. Charles, and Corpus Christi terminals. Valero agreed to fund these projects as part of the acquisitions of the Houston and St. Charles Terminal Services Business and Corpus Christi Terminal Services Business.
Cash flows related to interest and income taxes paid were as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Interest paid	$5,367	$899	$602
Income taxes paid	441	74	493